10-Q EXHIBIT (10)-(b)

                     AMENDMENT NO. 5 TO CREDIT AGREEMENT

                         Dated as of:  June 10, 1994


     AMENDMENT NO. 5 TO CREDIT AGREEMENT dated as of June 10, 1994 (the "Amendment Agreement") among CONNECTOR HOLDING COMPANY ("Parent"), GILBERT ENGINEERING CO., INC. (the "Company"), the lenders named herein and signatory hereto (the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, as agent (the "Agent") for the Lenders.

     WHEREAS, Parent, the Company, the Lenders and the Agent are parties to a Credit Agreement dated as of December 23, 1992 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement");

     WHEREAS, the Company intends to create Gilbert Engineering (Denmark) ApS, a Danish corporation and wholly-owned subsidiary of the Company ("Gilbert Engineering Denmark");

     WHEREAS, Gilbert Engineering Denmark intends to purchase certain issued and outstanding shares of capital stock of Cabel-Con A/S, a Denmark corporation ("Cabel-Con A/S") pursuant to the terms of a Stock Purchase Agreement, dated as of June 10, 1994, among the Company, Gilbert Engineering Denmark, Cabel-Con A/S, Ingolf Jacobsen, Jonna Jacobsen, Dan Jacobsen, Kim Jacobsen and Vibeke Jacobsen; and

     WHEREAS, subject to the terms and conditions hereof, contemporaneously with the purchase of the capital stock of Cabel-Con A/S referred to above, the parties hereto desire to amend certain provisions of the Credit Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     1. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2. Upon the Effective Date (as defined herein), the Credit Agreement shall be amended as follows:

     (a)  Schedule 4.4(a)(ii), Schedule 8.3, Schedule 9.2, Schedule 9.3,
Schedule 11.1, Schedule 11.5, Schedule 11.13, Schedule 11.19 and Schedule
11.24 of the Credit Agreement are hereby deleted and replaced with the
Schedule 4.4(a)(ii), Schedule 8.3, Schedule 9.2, Schedule 9.3, Schedule 11.1,
Schedule 11.5, Schedule 11.13, Schedule 11.19 and Schedule 11.24 attached hereto, as applicable.

     (b) Section 1 of the Credit Agreement is hereby amended by (i) deleting the defined terms "Additional Borrowing Base," "Additional Revolving Credit Facility Commitment," "Base Rate," "Credit Parties" and "Effective Date" appearing therein and (ii) inserting the following defined terms in the appropriate alphabetical order:

     "Additional Borrowing Base" shall mean, at any time, an amount equal to $8,250,000 less the aggregate sum of all Borrowing Base Reductions made on or after the Effective Date.

     "Additional Revolving Credit Facility Commitment" shall mean, at any time, the commitment of the Lenders to make, subject to the terms of this Agreement, Revolving Advances in excess of the Basic Revolving Credit Facility Commitment but in no event shall the Additional Revolving Credit Facility Commitment exceed $8,250,000 less the aggregate sum of all Additional Revolving Credit Facility Commitment Reductions made on or after the Effective Date.

     "Availability" shall mean, at any time, the Borrowing Limit at such time minus the sum at such time of (i) the then outstanding principal amount of the Revolving Loans plus (ii) the then outstanding amount of all Letter of Credit Obligations.

     "Base Rate" shall mean a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to one and one-quarter percentage points (1.25%) above the Index Rate; provided, however, that subject to the terms and conditions set forth below, if EBITA of Parent and its Subsidiaries on a consolidated basis for the Fiscal Year ending on or about December 31, 1994 ("Fiscal Year 1994") shall equal or exceed $30,000,000 (as demonstrated in the audited consolidated financial statements of Parent for Fiscal Year 1994 required to be delivered to the Agent and the Lenders pursuant to Section 8.1(b) hereof), the Base Rate shall be permanently reduced to a rate per annum equal to one percentage point (1.00%) above the Index Rate. On or after January 1, 1995, Parent shall be entitled to deliver to the Agent and the Lenders a certificate duly executed by a Designated Officer of Parent as to Parent's best estimate of EBITA of Parent and its Subsidiaries on a consolidated basis for Fiscal Year 1994, which certificate shall include reasonably detailed calculations justifying such estimate. Notwithstanding anything to the contrary contained herein, in the event that (i) Parent delivers such a certificate prior to the earlier to occur of (x) the date that the audited consolidated financial statements of Parent for Fiscal Year 1994 are delivered to the Agent and the Lenders pursuant to Section 8.1(b) hereof and (y) the latest date specified in Section 8.1(b) hereof for delivery of such financial statements and (ii) such certificate contains Parent's best estimate that EBITA of Parent and its Subsidiaries on a consolidated basis for Fiscal Year 1994 equalled or exceeded $30,000,000, then, such reduction in the interest rate referred to above shall take effect on the first Business Day of the next week immediately following the receipt by the Agent and each Lender of such certificate, but only so long as no Default or Event of Default shall have occurred and be continuing on such Business Day (it being understood that if a Default or Event of Default exists on such Business Day, such reduction shall take effect on the first Business Day of the first week thereafter when no Default or Event of Default shall have occurred and be existing); provided, however, that in the event that the annual audited consolidated financial statements of Parent for Fiscal Year 1994 required to be delivered to the Agent and the Lenders pursuant to
Section 8.1(b) hereof are not delivered within the time period specified in such Section 8.1(b) or if such financial statements demonstrate that EBITA of Parent and its Subsidiaries on a consolidated basis for Fiscal Year 1994 was less than $30,000,000, then, in any such case, the Base Rate shall be permanently increased (retroactively from the date of any prior reduction in such interest rate pursuant hereto) to a rate per annum equal to one and one-quarter percentage points (1.25%) above the Index Rate.

     "Cabel-Con Acquisition" shall mean the purchase by Gilbert Engineering Denmark of all the outstanding capital stock of Cabel-Con A/S and such other related transactions contemplated by the Cabel-Con Acquisition Documents.

     "Cabel-Con Acquisition Documents" shall mean the Cabel-Con Stock Purchase Agreement and such other documents executed and delivered in connection therewith (including, without limitation, the Danish Intercompany Note), in each case as in effect on the Effective Date, as amended, modified or supplemented from time to time in accordance with the terms thereof and the limitations set forth in Section 9.12 hereof.

     "Cabel-Con A/S" shall mean Cabel-Con A/S, a Danish corporation.

     "Cabel-Con UK" shall mean Cabel-Con UK, a U.K. corporation and wholly-owned subsidiary of Cabel-Con A/S.

     "Cabel-Con USA" shall mean Cabel-Con Inc., USA, an Arizona corporation and wholly-owned subsidiary of Cabel-Con A/S.

     "Cabel-Con Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of June 10, 1994, as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement, among the Company, Gilbert Engineering Denmark, Cabel-Con A/S, Ingolf Jacobsen, Jonna Jacobsen, Dan Jacobsen, Kim Jacobsen and Vibeke Jacobsen.

     "Credit Parties" shall mean and include the Company, each Guarantor and Cabel-Con USA.

     "Danish Intercompany Note" shall mean the demand promissory note dated June 10, 1994 by Gilbert Engineering Denmark to the order of the Company in the principal amount of $12,134,067.59 together with any replacement or substitution thereof and any amendment or modification thereof, in each case as permitted by the terms hereof.

     "EBITA" shall mean, for Parent and its Subsidiaries on a consolidated basis for any period, EBITDA of Parent and its Subsidiaries on a consolidated basis for such period minus the amount of all depreciation of Parent and its Subsidiaries on a consolidated basis for such period.

     "Effective Date" shall have the meaning set forth in the Fifth Amendment Agreement.

     "Fifth Amendment Agreement" shall mean Amendment No. 5 to Credit Agreement, dated as of June 10, 1994, among Parent, the Company, the Lenders and the Agent.

     "Fiscal Year 1994" shall have the meaning set forth in the definition of "Base Rate" contained in Section 1.1 hereof.

     "Gilbert Engineering Denmark" shall mean Gilbert Engineering (Denmark) ApS, a Danish corporation.

     "Revolving Credit Facility Commitment" shall mean, at any time, an amount equal to the sum of (i) the Basic Revolving Credit Facility Commitment at such time plus (ii) the Additional Revolving Credit Facility Commitment at such time, but in no event shall the Revolving Credit Facility Commitment exceed $18,250,000 at any time.

     (c) The first sentence of the definition of "Fixed Charge Coverage Ratio" contained in Section 1 of the Credit Agreement is hereby amended by adding the following phrase immediately prior to the period ending such sentence:

          "plus (iv) without duplication of any amounts contained in subclause
(ii) of this clause (b), all scheduled reductions during such period of the Additional Revolving Credit Facility Commitment pursuant to Section 2.7A hereof"

     (d) The definition of "Proceeds" contained in Section 1 of the Credit Agreement is hereby moved to the appropriate alphabetical order immediately following the defined term "Prepayment Limit" contained therein.

     (e) Section 2.4(e) of the Credit Agreement is hereby amended by deleting the phrase "Effective Date" appearing therein and substituting in its place the phrase "effectiveness of the Third Amendment Agreement".

     (f) The first sentence of Section 2.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "The Revolving Credit Facility Commitment shall terminate on the Maturity Date."

     (g) Section 2.7A of the Credit Agreement is hereby amended and restated in its entirety to read as follows::

          "2.7A MANDATORY REDUCTION OF ADDITIONAL REVOLVING CREDIT FACILITY COMMITMENT. (a) In addition to any permanent reductions of the Additional Revolving Credit Facility Commitment pursuant to Section 3.1(i) hereof, the Additional Revolving Credit Facility Commitment shall be permanently reduced on the last day of each March, June, September and December in each year, commencing on March 31, 1997, as follows:

                                              Amount of Additional
                                            Revolving Credit Facility
      Quarterly Reduction Dates               Commitment Reduction
      -------------------------             -------------------------
          March 31, 1997                           $2,062,500
          June 30, 1997                            $2,062,500
          September 30, 1997                       $2,062,500
          Maturity Date                            $2,062,500

     (b) In addition to the mandatory Additional Revolving Credit Facility Commitment Reductions set forth in (a) above and Section 3.1 hereof, the Company shall have the right upon not less than three (3) Business Days prior Written Notice to the Agent from time to time to reduce ratably (as among the Lenders) in part, the amount of the Additional Revolving Credit Facility Commitment; provided, however, that each such voluntary reduction shall be in an amount of at least $1,000,000 or in an integral multiple of $1,000,000 in excess thereof and immediately after giving effect to each such voluntary reduction, the Availability shall equal or exceed $4,000,000; provided, further, that to the extent the Company voluntarily reduces the Additional Revolving Credit Facility Commitment at any time, such voluntary reduction shall be credited against any remaining mandatory reductions scheduled to be made pursuant to (a) above (such credit to be applied ratably to the remaining amount of mandatory reductions scheduled to be made pursuant to (a) above).

     (c) In the event that following the reduction of the Additional Revolving Credit Facility Commitment as provided for in (a) or (b) above, the aggregate unpaid amount of the Revolving Loan at any time, when added to the aggregate amount of Letter of Credit Obligations at such time, exceeds the Borrowing Limit as in effect at such time (after giving effect to such reduction of the Additional Revolving Credit Facility Commitment), the Company shall repay the Revolving Loan in the amount of such excess together with any fees, premiums, costs and charges required to be paid by the Company pursuant to Section 2.14 hereof and accrued interest on the amount so repaid to the date of such repayment. No other payment in respect of the Revolving Loan of any kind shall relieve the Company from its obligations to make payments under this Section 2.7A(c). Each reduction of the Additional Revolving Credit Facility Commitment contemplated pursuant to (a) and (b) above shall be permanent and shall apply to each Lender pro rata."

     (h) Section 2.8(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(a)  Interest on Eurodollar Advances.  Except as provided in
Section 2.8(d) hereof, the Company shall pay interest on the unpaid principal amount of each Eurodollar Advance made to it hereunder which is outstanding from time to time, on each Interest Payment Date with respect to such Eurodollar Advance, at the date of conversion of such Eurodollar Advance (or portion thereof) to a Base Rate Advance and at maturity of such Eurodollar Advance at an interest rate per annum equal during the Interest Period for such Eurodollar Advance to the Adjusted Eurodollar Rate for the Interest Period in effect for such Eurodollar Advance plus two and three-quarter percentage points (2.75%) and after maturity of such Eurodollar Advance (whether by acceleration or otherwise) upon demand; provided, however, that subject to the terms and conditions set forth below, if EBITA of Parent and its Subsidiaries on a consolidated basis for the Fiscal Year 1994 shall equal or exceed $30,000,000 (as demonstrated in the audited consolidated financial statements of Parent for Fiscal Year 1994 required to be delivered to the Agent and the Lenders pursuant to Section 8.1(b) hereof), the interest rate payable on Eurodollar Advances shall be permanently reduced to a rate per annum equal to the applicable Adjusted Eurodollar Rate plus two and one-half percentage points (2.50%). On or after January 1, 1995, Parent shall be entitled to deliver to the Agent and the Lenders a certificate duly executed by a Designated Officer of Parent as to Parent's best estimate of EBITA of Parent and its Subsidiaries on a consolidated basis for Fiscal Year 1994, which certificate shall include reasonably detailed calculations justifying such estimate. Notwithstanding anything to the contrary contained herein, in the event that (i) Parent delivers such a certificate prior to the earlier to occur of (x) the date that the audited consolidated financial statements of Parent for Fiscal Year 1994 are delivered to the Agent and the Lenders pursuant to Section 8.1(b) hereof and (y) the latest date specified in Section 8.1(b) hereof for delivery of such financial statements and (ii) such certificate contains Parent's best estimate that EBITA of Parent and its Subsidiaries on a consolidated basis for Fiscal Year 1994 equalled or exceeded $30,000,000, then, such reduction in the interest rate referred to above shall take effect on the first Business Day of the next week immediately following the receipt by the Agent and each Lender of such certificate, but only so long as no Default or Event of Default shall have occurred and be continuing on such Business Day (it being understood that if a Default or Event of Default exists on such Business Day, such reduction shall take effect on the first Business Day of the first week thereafter when no Default or Event of Default shall have occurred and be existing); provided, however, that in the event that the annual audited consolidated financial statements of Parent for Fiscal Year 1994 required to be delivered to the Agent and the Lenders pursuant to
Section 8.1(b) hereof are not delivered within the time period specified in such Section 8.1(b) or if such financial statements demonstrate that EBITA of Parent and its Subsidiaries on a consolidated basis for Fiscal Year 1994 was less than $30,000,000, then, in any such case, the interest rate payable on Eurodollar Advances shall be permanently increased (retroactively from the date of any prior reduction in such interest rate pursuant hereto) to a rate per annum equal to two and three-quarter percentage points (2.75%) above the Adjusted Eurodollar Rate. Interest not paid when due shall be payable on demand."

     (i) Section 2.14(c) of the Credit Agreement is hereby amended by adding the phrase "the Cabel-Con Acquisition," immediately after the word "Acquisition," appearing in the sixteenth line thereof.

     (j) Section 3.1(a)(1) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(a) (1) The Company shall, until payment in full of Term Loan A and subject to earlier prepayment and payment as hereinafter provided, make installment payments in respect of the principal of Term Loan A to the Agent for the benefit of the Lenders on the dates and in the amounts set forth below:

     Payment Date                            Installment Amount
     ------------                            ------------------
     March 31, 1995                             $3,598,481.53
     June 30, 1995                              $3,598,481.53
     September 30, 1995                         $3,598,481.53
     December 31, 1995                          $3,598,481.53

     March 31, 1996                             $4,094,823.81
     June 30, 1996                              $4,094,823.81
     September 30, 1996                         $4,094,823.81
     December 31, 1996                          $4,094,823.81

     March 31, 1997                             $3,226,224.82
     June 30, 1997                              $3,226,224.81
     September 30, 1997                         $3,226,224.81

provided, however, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of Term Loan A."

     (k) Clause THIRD of Section 3.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "THIRD, to the outstanding principal balance of the Revolving Loan first to the outstanding principal amount of Revolving Advances in excess of the amount of the Basic Revolving Credit Facility Commitment (in permanent reduction of the Additional Revolving Credit Facility Commitment) and then to the remaining outstanding principal amount of Revolving Advances (not in reduction of the Basic Revolving Credit Facility Commitment), until the Revolving Loan has been paid in full; provided, however, that to the extent the Additional Revolving Credit Facility Commitment is reduced pursuant to the terms of this Section 3.1(b), the amount of any such reduction shall be credited against any mandatory reductions of the Additional Revolving Credit Facility Commitment scheduled to be made pursuant to Section 2.7A hereof (such credit to be applied ratably to the remaining amount of mandatory reductions of the Additional Revolving Credit Facility Commitment scheduled to be made pursuant to Section 2.7A hereof);"

     (l) Section 3.1 of the Credit Agreement is hereby amended by adding the following subsection (i) at the end of such section:

          "(i) In the event that any prepayment of principal of the Revolving Loan is required to be made pursuant to Section 3.1 or 3.2 hereof, the Additional Revolving Credit Facility Commitment shall be immediately and permanently reduced by an amount equal to the amount of such required prepayment.

     (m) Section 7 of the Credit Agreement is hereby amended by adding the following subsection (c) at the end of such section:

          "(c) Notwithstanding anything to the contrary set forth in paragraph (b) above, proceeds of Revolving Advances not exceeding $12,134,067.59 shall be applied by the Company on the Effective Date to an advance to Gilbert Engineering Denmark which shall be evidenced by the Danish Intercompany Note, and the proceeds of such advance shall be applied by Gilbert Engineering Denmark on the Effective Date to (i) cash consideration payable to the Stockholders (as defined in the Cabel-Con Stock Purchase Agreement), (ii) cash fees and expenses relating to the Cabel-Con Acquisition and (iii) refinance certain existing indebtedness of Cabel-Con A/S."

     (n) Section 8.1(d) of the Credit Agreement is hereby amended by adding the phrase "; provided, however, that any such projections referred to in this clause (x) shall only be on a consolidated basis for the Parent and its Subsidiaries" immediately after the phrase "Maturity Date" appearing in the fifth to last line thereof.

     (o) The first sentence of Section 8.1(k) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Within three days of the date of any request therefor made by the Agent (x) on or after the twelfth day of any fiscal month or (y) prior to the twelfth day of any fiscal month, a certificate from the Company dated the last day of the month just ended in the case of a request under clause (x) above or dated the last day of the next preceding month just ended in the case of a request under clause (y) above, in each case substantially in the form of
Exhibit 8.1(k) hereto, each such certificate to be signed by the Designated Officer of the Company (each such certificate, a "Borrowing Base Certificate")."

     (p)  The following paragraph is hereby added to the Credit Agreement as
Section 8.24 thereof:

          "Section 8.24 ADDITIONAL SECURITY INTERESTS. The Company shall, or shall cause its appropriate Subsidiary to, execute and deliver to the Agent such documents, agreements, instruments and financing statements as the Agent shall reasonably request in order to grant to the Agent for the benefit of the Agent and the Lenders a valid, perfected and enforceable first priority lien on all the assets of Cabel-Con USA (including, without limitation, any assets of Cabel-Con USA acquired by the Company pursuant to any acquisition or merger) in the event that:

          (a) EBITA of Parent and its Subsidiaries on a consolidated basis for Fiscal Year 1994 is less than $40,000,000 as demonstrated in the audited consolidated financial statements of Parent for Fiscal Year 1994 required to be delivered to the Agent and the Lenders pursuant to Section 8.1(b) hereof (or as estimated on any certificate referred to in the definition of "Base Rate" contained herein or in Section 2.8(a) hereof that is delivered prior to the delivery of such financial statements);

          (b) Parent fails to deliver its audited financial statements for Fiscal Year 1994 to the Agent and the Lenders within the time period specified in Section 8.1(b) hereof; or

          (c) the Company shall acquire all or substantially all of the assets or capital stock of Cabel-Con USA or Cable-Con USA shall merge with and into the Company.

In addition to the foregoing, promptly following the occurrence of any event described in clause (a), (b) or (c) above, the Company shall enter into lockbox and/or cash management arrangements with the Agent and such other financial institutions that are acceptable to the Agent with respect to the receivables and other cash of Cabel-Con USA, such arrangements to be substantially similar to the lockbox and/or cash management arrangements of the Company as in existence at such time or otherwise in form and substance satisfactory to the Agent."

     (q) Section 9.1 of the Credit Agreement is hereby amended by (i) deleting the dollar amount "$1,250,000" contained therein and substituting in its place the dollar amount "$2,500,000" and (ii) adding the following sentence at the end of such section:

           "The Cabel-Con Acquisition shall not constitute a Capital Expenditure for purposes of the limitations contained in this Section 9.1."

     (r) Section 9.3(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(f) Indebtedness of Cabel-Con A/S to Gilbert Engineering Denmark as evidenced by that certain demand promissory note dated June 10, 1994 by Cabel-Con A/S to the order of Gilbert Engineering Denmark in the original principal amount of $2,684,067.59;"

     (s) Section 9.3(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(h) Indebtedness for Borrowed Money of Foreign Subsidiaries owing to non-Affiliates of Parent not exceeding at any one time in aggregate principal amount outstanding the sum of (i) the principal amount of such Indebtedness for Borrowed Money of Foreign Subsidiaries outstanding as of the Closing Date, (ii) Indebtedness for Borrowed Money of Gilbert Engineering Denmark and its Subsidiaries owing to non-Affiliates of Parent outstanding as the Effective Date and (iii) $400,000;"

     (t) Section 9.3(k) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(k) Indebtedness evidenced by the Intercompany Notes and the Danish Intercompany Note."

     (u) Section 9.4(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(e) Investments in the stock of (i) any Subsidiary existing on the Closing Date, (ii) Gilbert Engineering Denmark, Cabel Con A/S, Cabel-Con USA and Cabel-Con UK or (iii) any other Subsidiary created with the prior written consent of the Majority Lenders, but for each of the foregoing, not any additional investments therein other than Investments not exceeding $500,000 in the aggregate and increases in Investments solely by reason of increases in the retained earnings of such Subsidiary, and in addition to the foregoing, up to $600,000 of Investments in the stock of Gilbert Engineering Denmark or any Subsidiary thereof for the purpose of financing operating reorganizations or consolidations of any such Person;"

     (v) Section 9.4(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(i) Indebtedness evidenced by the Intercompany Notes, the Danish Intercompany Note and that certain demand promissory note dated June 10, 1994 by Cabel-Con A/S to the order of Gilbert Engineering Denmark in the original principal amount of $2,684,067.59."

     (w) Section 9.5 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing in the last line of subsection (e) thereof,
(ii) deleting the period "." appearing in the last line of subsection (f) thereof and (iii) adding thereto the following subsections (g), (h) and (i) immediately at the end of such section:

          "(g) any acquisition by the Company of all or substantially all of the assets or capital stock of Cabel-Con USA or the merger of Cabel-Con USA with and into the Company with the Company being the surviving entity; provided, that the sole consideration, if any, for such acquisition or merger shall be an offset against and deduction from the principal amount of the Danish Intercompany Note;

          (h) any acquisition by Gilbert Engineering Denmark of all or substantially all of the assets of Cabel-Con A/S or the merger of Cabel-Con A/S with and into Gilbert Engineering Denmark with Gilbert Engineering Denmark being the surviving entity; and

          (i) the acquisition by Gilbert Engineering Denmark of the issued and outstanding shares of capital stock of Cabel-Con A/S pursuant to the terms of the Cabel-Con Acquisition Documents."

     (x) Section 9.12(a) of the Credit Agreement is hereby amended by adding the phrase "or any Cabel-Con Acquisition Document" immediately after the word "Document" appearing in the second to last line thereof.

     (y) Section 10.1(e) of the Credit Agreement is hereby amended by adding the phrase "or the Cabel-Con Acquisition" immediately after the word "Acquisition" appearing in the second to last line thereof.

     (z) Section 11.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Section 11.2 POWER AND AUTHORITY. Each of the Credit Parties has the corporate power and authority to execute, deliver and perform the terms and provisions of this Agreement and the other Loan Documents, the Acquisition Documents and the Cabel-Con Acquisition Documents to which it is a party and all instruments and documents delivered by it pursuant thereto and hereto and each of the Credit Parties has duly taken or caused to be duly taken all necessary corporate action (including, without limitation, the obtaining of any consent of stockholders or partners required by law or its certificate of incorporation, by-laws or partnership agreement), to authorize the execution, delivery and performance of this Agreement and each other Loan Document and each Acquisition Document and each Cabel-Con Acquisition Document, in each case, to which it is a party, and the instruments and documents delivered by it pursuant thereto and hereto. Each of this Agreement, the other Loan Documents, the Acquisition Documents, the Cabel-Con Acquisition Documents and each of the other instruments and documents executed and delivered by any of the Credit Parties pursuant hereto and thereto to which it is a party constitutes a legal, valid and binding obligation of such Person, and is enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equity principles."

     (aa) Section 11.3 of the Credit Agreement is hereby amended by adding the phrase ", the Cabel-Con Acquisition Documents" immediately after the phrase "Acquisition Documents" appearing in the sixth line thereof.

     (bb) Section 11.4 of the Credit Agreement is hereby amended by adding the phrase ", the Cabel-Con Acquisition Documents" immediately after the phrase "Acquisition Documents" appearing in the sixth line thereof.

     (cc) Section 11.9 of the Credit Agreement is hereby amended by adding the phrase ", the Cabel-Con Acquisition Documents" immediately after the phrase "Acquisition Documents" appearing in the sixth line thereof.

     (dd) The last sentence of Section 11.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "None of the transactions contemplated by this Agreement, the other Loan Documents or any of the Acquisition Documents or Cabel-Con Acquisition Documents shall violate the Investment Company Act of 1940, as amended."

     (ee) Section 11.17 of the Credit Agreement is hereby amended by adding the following sentence immediately at the end of such section:

          "Both before and after giving effect to the Cabel-Con Acquisition and the making of the Revolving Advances to finance the Cabel-Con Acquisition, the Company is Solvent."

     (ff) Section 11.23 of the Credit Agreement is hereby amended by adding the phrase "or the Cabel-Con Acquisition" immediately after the word "Acquisition" appearing in the fifth and the last line thereof.

     (gg) Section 12.13(h) of the Credit Agreement is hereby amended by adding the phrase ", the Cabel-Con Acquisition" immediately after the phrase "Acquisition" appearing in the eighth line thereof.

     4. Each of Parent and the Company represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment Agreement) as of the date hereof that:

     (a) Each of Parent and the Company has taken all necessary action to authorize the execution, delivery and performance of this Amendment Agreement, the Danish Pledge Agreement (as hereinafter defined), the Danish Note Pledge Agreement (as hereinafter defined) and each other agreement, instrument or document executed in connection herewith or therewith to which such Person is a party (the "Amendment Documents").

     (b) Each of the Amendment Documents has been duly executed and delivered and constitutes the valid and legally binding obligation of Parent and/or the Company, as the case may be, enforceable in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally.

     (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of the Amendment Documents.

     (d) After giving effect to this Amendment Agreement and the other Amendment Documents, each of the Company and Parent is in compliance with all of the various covenants and agreements set forth in the Credit Agreement, each of the other Loan Documents, the Junior Subordinated Loan Documents and the Parent Subordinated Loan Documents.

     (e) No event has occurred and is continuing which constitutes or would constitute, with the giving of notice or lapse of time or both, an Event of Default under the Credit Agreement or any of the other Loan Documents, or, assuming the effectiveness of this Amendment Agreement, under the Credit Agreement as amended by this Amendment Agreement.

     (f) All representations and warranties contained in the Credit Agreement, as amended by this Amendment Agreement, and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct as of the specific date to which such representations and warranties relate.

     5. Notwithstanding any term or provision of this Amendment Agreement to the contrary, the amendments contained herein shall not become effective until the date and time on which the Agent and the Lenders shall have determined (as evidenced by delivery of a counterpart of this Amendment Agreement executed by the Agent and each Lender) that each of the following conditions precedent shall have been satisfied (the "Effective Date"):

     (a) Counterparts of this Amendment Agreement shall have been duly executed and delivered on behalf of the Company, Parent and each of the Lenders.

     (b) All required corporate action and proceedings in connection with the execution and delivery of the Amendment Documents and the Cabel-Con Acquisition Documents shall have been taken, and each shall be satisfactory in form and substance to the Agent and the Lenders, and the Agent and the Lenders shall have received all information and copies of all documents, including without limitation, records of requisite corporate action and proceedings that the Agent or any Lender may reasonably request, to be certified by the appropriate corporate persons or government authorities.

     (c) The Cabel-Con Acquisition Documents shall have been duly executed and delivered by the parties thereto, shall be in full force and effect, shall be in form and substance acceptable in all respects to the Agent and the Lenders, and each component of the Cabel-Con Acquisition shall have been consummated, all conditions precedent thereto having been satisfied or, with the Agent's and the Lenders' consent, waived; the Cabel-Con Acquisition and all transactions contemplated hereunder and under the Cabel-Con Acquisition Documents shall be in compliance with all applicable foreign and domestic laws and regulations and shall not contravene any term or condition of any charter, bylaw, debt instrument or other agreement of Parent, the Company or any of the other parties thereto.

     (d) The Agent and the Lenders shall have approved the terms, structure, effect, fees and expenses and all documentation and corporate proceedings relating to the Cabel-Con Acquisition and the transactions contemplated under the Cabel-Con Acquisition Documents.

     (e) The Agent and the Lenders shall have received evidence satisfactory to them in form and substance that contemporaneously with the consummation of the Cabel-Con Acquisition (i) all Indebtedness of Cabel-Con A/S owing to Unibank A/S shall have been repaid in full and (ii) all liens securing such Indebtedness (or any part thereof) shall have been terminated.

     (f) The Agent shall have received copies of each of the Cabel-Con Acquisition Documents certified by a Responsible Officer of the Company.

     (g) There shall be no litigation involving Parent, the Company or any other Person or (relating to the Credit Agreement) any Lender, which in the judgment of the Agent has a reasonable likelihood of being determined adversely to any such Person, and if so adversely determined, would have a materially adverse effect on the business, operations, liabilities, assets, properties, prospects or condition, financial or otherwise, of Parent and its Subsidiaries taken as a whole or such Lender, or the ability of the Company or any Person to perform its obligations under the Loan Documents or consummate the Cabel-Con Acquisition, and no judgment, order, injunction or other similar restraint prohibiting the Cabel-Con Acquisition, or any of the other transactions contemplated under this Amendment Agreement or in connection with the Cabel-Con Acquisition.

     (h) The Company shall duly execute and deliver to the Agent a Pledge Agreement (the "Danish Pledge Agreement") substantially in the form of Exhibit A annexed hereto covering to the extent of the Company's interest therein, sixty-six percent (66%) of the capital stock of Gilbert Engineering Denmark and all proceeds thereof pursuant to which the Company shall grant to the Agent for the benefit of the Agent and the Lenders a valid, perfected and enforceable first priority Lien on the foregoing, together with certificates representing the capital stock referred to therein (to the extent that certificates exist or certificates representing stock are customarily issued by corporations incorporated in the jurisdiction in which Gilbert Engineering Denmark is incorporated), accompanied by undated stock powers or assignments thereof executed in blank. To the extent that the Danish Pledge Agreement may not be appropriate to create a Lien in favor of the Agent on any capital stock of Gilbert Engineering Denmark as determined by the Agent or that certain actions as determined by the Agent which are not contemplated by this Section 5(h) or by the Danish Pledge Agreement shall be required to perfect a Lien in favor of the Agent in the stock of Gilbert Engineering Denmark, the Company shall as soon as reasonably practical (and if not reasonably practical by the date of this Amendment Agreement, in any event by not later than 30 days after the date of this Amendment Agreement), in addition to executing the Danish Pledge Agreement as provided for herein, execute and deliver to the Agent and cause to be executed and delivered to the Agent such documents and instruments, in form and substance satisfactory to the Agent, and shall take such actions as reasonably requested by the Agent, in each instance, in order to grant to the Agent for the benefit of the Agent and the Lenders a valid, perfected and enforceable first priority Lien on the capital stock of Gilbert Engineering Denmark to be pledged to the Agent as provided in this Section 5(h). The parties hereto hereby agree that the Danish Pledge Agreement and any other agreement, instrument or other document executed in connection therewith shall each constitute a "Loan Document" under the Credit Agreement.

     (j) The Company shall duly execute and deliver to the Agent a Note Pledge Agreement (the "Danish Note Pledge Agreement"), substantially in the form of Exhibit B annexed hereto, covering the Danish Intercompany Note and all other promissory notes now or hereafter owned by the Company evidencing Indebtedness owed by Gilbert Engineering Denmark to the Company, and all proceeds thereof, pursuant to which the Company shall grant to the Agent for the benefit of the Agent and the Lenders a valid, perfected and enforceable first priority Lien on all of the foregoing, and shall deliver to the Agent the original of the Danish Intercompany Note duly endorsed to the order of the Agent. The parties hereto hereby agree that the Danish Note Pledge Agreement and any other agreement, instrument or other document executed in connection therewith shall each constitute a "Loan Document" under the Credit Agreement.

     6. The parties hereto hereby agree that on the Effective Date, after giving effect to any Advances made on the Effective Date, the aggregate unpaid principal amount of the Revolving Loan is $12,134,067.59 and the aggregate unpaid principal amount of the Term Loan A is $40,451,895.80, and the Company is liable to the Lenders for such amounts without defense, offset or counterclaim of any kind or nature.

     7. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment Agreement. Except as herein specifically agreed, the Credit Agreement and the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their respective terms.

     8. This Amendment Agreement may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument.

     9. This Amendment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflicts of laws provisions thereof.

                              GILBERT ENGINEERING CO., INC.
                              By:  /S/ MICHALE F. GOSS
                              Name:  Michael F. Goss
                              Title:  Vice President

                              CONNECTOR HOLDING COMPANY
                              By:  /S/ PAUL J. HALAS
                              Name:  Paul J. Halas
                              Title:  Vice President, Treasurer
                                      and Secretary

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              Individually and as Agent
                              By:  /S/ DOUGLAS M. HITCHNER
                              Name:  Douglas M. Hitchner
                              Title:  Department Operations Manager

                              HELLER FINANCIAL, INC.
                              By:  /S/ KAREN E. RODE
                              Name:  Karen E. Rode
                              Title:  Assistant Vice President